UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest reported event): February 2, 2022

BEAZER HOMES USA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12822	58-2086934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1000 Abernathy Road, Suite 260
Atlanta, Georgia 30328
(Address of Principal Executive Offices)
(770) 829-3700
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BZH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 2, 2022, the Company held its 2022 Annual Meeting of Stockholders. A total of 25,895,624 shares were represented in person or by valid proxy at the annual meeting and the Company’s stockholders took the following actions:

1.    Election of Directors. Stockholders elected Elizabeth S. Acton, Lloyd E. Johnson, Allan P. Merrill, Peter M. Orser, Norma A. Provencio, Danny R. Shepherd, David J. Spitz and C. Christian Winkle to serve as directors until the 2023 Annual Meeting of Stockholders and until their successors are elected and qualified. The vote totals for each of these individuals were:

Director	Shares For	Shares Against	Shares Abstained	Broker Non-Votes
Elizabeth S. Acton	22,559,690	145,292	6,564	3,184,078
Lloyd E. Johnson	22,595,452	109,332	6,763	3,184,078
Allan P. Merrill	22,168,303	536,249	6,994	3,184,078
Peter M. Orser	20,844,520	1,859,389	7,637	3,184,078
Norma A. Provencio	22,081,702	623,181	6,663	3,184,078
Danny R. Shepherd	22,307,805	395,392	8,349	3,184,078
David J. Spitz	22,478,172	225,305	8,069	3,184,078
C. Christian Winkle	22,612,053	92,986	6,507	3,184,078

2.    Ratification of Independent Accountants. Stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2022. The vote totals were: 25,511,277 shares for, 364,528 shares against and 19,819 share abstentions.

3.    Vote on Compensation of Named Executive Officers. Stockholders approved the compensation paid to the Company’s named executive officers for the fiscal year ending September 30, 2021. The vote totals were: 18,578,374 shares for, 4,034,596 shares against, 98,576 share abstentions and 3,184,078 broker non-votes.

4.    Amendment of Company's Amended and Restated Certificate of Incorporation. Stockholders approved an amendment to the Company's Amended and Restated Certificate of Incorporation. The vote totals were: 20,760,382 shares for, 1,933,942 shares against, 17,222 share abstentions and 3,184,078 broker non-votes.

5.    Approval of a new Section 382 Rights Agreement. Stockholders approved a new Section 382 Rights Agreement to become effective upon the expiration of the Company's existing Section 382 Rights Agreement. The vote totals were: 18,839,815 shares for, 3,835,886 shares against, 35,845 share abstentions and 3,184,078 broker non-votes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAZER HOMES USA, INC.

Date:	February 3, 2022	By:	/s/ Keith L. Belknap
Keith L. Belknap Executive Vice President, General Counsel and Corporate Secretary